Monthly Certificateholder Statement
                             FASCO Auto Trust 1996-1
                     6.65% Class A Asset-Backed Certificates
                    10.00% Class B Asset-Backed Certificates

Distribution Date                                                       10/15/96
Collection Period                                                           9/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,015,767.93

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $452,144.97

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,563,622.96

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $23.87

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.35

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $18.51

           (g)      The  aggregate   amount  of  the  distribution  to  Class  B
                    Certificateholders on the Distribution Date set forth above
                    (given to the Collateral Agent for deposit into the Spread Account)                  $118,081.07

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $35,785.12

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $82,295.95

           (j)      Scheduled Payments due in such Collection Period                                   $2,571,788.06

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,386,696.05

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $85,884,283.04

           (b)      The Class A Certificates Balance as of the close of business on the last day set  forth  above,  after  giving  effect to
                    payments allocated to principal in paragraph A.1.(c) above                        $80,026,445.93

           (c)      The Class B Certificates Balance as of the close of business on the last day set  forth  above,  after  giving  effect to
                    payments allocated to principal in paragraph A.1.(c) above                         $4,211,918.20

           (d)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9475552

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $160,177.12

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,725.62

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.90

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                 16
                           Aggregate Purchase Amount                                                     $200,035.48

     3     Payment Shortfalls.
           (a)      The amount of the Class A Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

           (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                    paragraph A.1. (h) above                                                                   $0.00

           (d)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (i) above                                                                   $0.00


     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $38,210.24

           (b)      Distributions (to) from Collection Account                                           ($13,981.93)
                    for Payaheads

           (c)      Interest earned on Payahead Balances                                                     $173.61

           (d)      Ending Payahead Account Balance                                                       $24,401.92

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $12,635,754.62
                           Spread Account Balance                                                      $5,567,078.41

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $695,833.83

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $23,341.05

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                     $14,242.34

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                343
                           Aggregate Gross Amount                                                      $4,597,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                194
                           Aggregate Gross Amount                                                      $2,756,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.34%

           (b)      Average Delinquency Ratio                                                                  5.31%

           (c)      Average Default Rate                                                                       5.28%

           (d)      Average Loss Ratio                                                                         0.07%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No

CPS Auto Grantor Trust 1995-4
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Is there a Class B Deficiency?                                                                                    NO
     Class B Deficiency                                                                                         0.00
     Cash Available this month to cover Class B Deficiency                                                      0.00

Inputs
     Gross Collection Proceeds:                                                                         3,118,022.94
     Lock Box NSF Items:                                                                                 (139,138.59)
     Transfers from (to) Payahead Account:                                                                 13,981.93
     Collection Account Interest                                                                            9,932.24
     Payahead Account Interest                                                                                173.61
     Total Collection Proceeds:                                                                         3,002,972.13
     For Distribution Date:                                                                                 10/15/96
     For Determination Date:                                                                                 10/8/96
     For Collection Period:                                                                                     9/96


     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 85,884,283.04
                                  Principal portion of payments collected (non-prepayments)                            1,025,606.34
                                  Prepayments in full allocable to principal                                             391,483.00
                           Collections allocable to principal                                           1,417,089.34
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     14,551.75
                           Purchase Amounts allocable to principal                                        200,035.48
                                                                                                  -------------------
                    Total Principal                                                                     1,631,676.57

                    Realized Losses                                                                        14,242.34
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    84,238,364.13

           Interest
                           Collections allocable to interest                                            1,361,089.71
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                          100.00
                                                                                                  -------------------
                    Total Interest                                                                      1,361,189.71


     Certificate Information
           Beginning of Period Class A Principal Balance                                               81,590,068.89
           Beginning of Period Class B Principal Balance                                                4,294,214.15

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,871,244.58
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,036.65
           Aggregate Payahead Balance                                                                      24,228.31
           Aggregate Payahead Balance for preceding Distribution Date                                      38,210.24
           Interest Earned on Payahead Balances                                                               173.61
           Scheduled Payments due in Collection Period                                                  2,571,788.06
           Scheduled Payments collected in Collection Period                                            2,386,696.05
           Aggregate Amount of Realized Losses for preceding Distribution Date                             14,242.34

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                    Aggregate Gross
                                                                    Amount
                                            # of Receivables    of Receivables
                                            ----------------    --------------
           31 - 59 days delinquent                     343       4,597,000.00
           60+ days delinquent                         194       2,756,000.00


     Purchased Receivables                                         Aggregate
                                                                 Purchase Amt
                                            # of Receivables    of Receivables
                                            ----------------    --------------
                                                        16        200,035.48


     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          7,353,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                           200,035.48
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     775,737.38

           Delinquency Ratio for second preceding Determination Date                                           5.37%
           Delinquency Ratio for third preceding Determination Date                                            3.21%

           Default Rate for second preceding Determination Date                                                3.56%
           Default Rate for third preceding Determination Date                                                 1.34%

           Net Loss Ratio for second preceding Determination Date                                              0.00%
           Net Loss Ratio for third preceding Determination Date                                               0.00%


           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,778,179.05
                           Liquidation Proceeds                                                            14,551.75
                           Recoveries                                                                         100.00
                           Purchase Amounts                                                               200,035.48
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                      9,932.24
                           Investment earnings from Payahead Account                                          173.61
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,002,972.13


     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,025,606.34
                           Prepayments in full allocable to principal                                     391,483.00
                           Principal Balance of Liquidated Receivables                                     28,794.09
                           Purchase Amounts allocable to principal                                        200,035.48
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,645,918.91

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,645,918.91
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,563,622.96
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,563,622.96

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          81,590,068.89
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 17/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 452,144.97


           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,645,918.91
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 82,295.95

           Class B Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           4,294,214.15
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 17/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         35,785.12


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
Interest on Class B Principal Carryover Shortfall                                                               0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
Interest on Class A Principal Carryover Shortfall                                                               0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00



Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                      Use      Source   act distributed    Source
                                                                                      ---      ------   ---------------    ------
(i)      Standby Fee                                                               5,725.62 3,002,972.13     5,725.62  3,002,972.13
         Servicing Fee (2.0%)                                                    143,140.47 2,997,246.51   143,140.47          0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    17,036.65 2,854,106.04    17,036.65          0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00 2,837,069.39         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00 2,837,069.39         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00 2,837,069.39         0.00
(iii)    Trustee Fee                                                               1,073.55 2,837,069.39     1,073.55
         Trustee's out-of-pocket expenses                                              0.00 2,835,995.84         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00 2,835,995.84         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00 2,835,995.84         0.00
(iv)     Collateral Agent Fee                                                      1,073.55 2,835,995.84     1,073.55
         Collateral Agent Expenses                                                     0.00 2,834,922.29         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00 2,834,922.29         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00 2,834,922.29         0.00
(v)      Class A Interest Distributable Amount                                   452,144.97 2,834,922.29   452,144.97
         Class A Interest Carryover Shortfall                                          0.00 2,382,777.32         0.00
(vi)     Class B Coupon Interest                                                  35,785.12 2,382,777.32    35,785.12
         Class B Carryover Interest                                                    0.00 2,346,992.20         0.00
(vii)    Class A Principal Distributable Amount                                1,563,622.96 2,346,992.20 1,563,622.96  1,439,349.17
         Class A Principal Carryover Shortfall                                         0.00   783,369.24         0.00  1,439,349.17
(viii)   Certificate Insurer Premium                                              23,341.05   783,369.24    23,341.05
         Certificate Insurer Premium Supplement                                        0.00   760,028.19         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00   760,028.19         0.00
(ix)     Transition Expenses to successor Servicer                                     0.00   760,028.19         0.00
(x)      Class B Principal Distributable Amount - Unadjusted                      82,295.95   760,028.19    82,295.95
         Current Month Class B Principal Carryover Shortfall                           0.00   677,732.24         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00   677,732.24         0.00
         Adjusted Class B Principal Distributable Amount                          82,295.95   677,732.24    82,295.95
(xi)     Remaining amounts to Collateral Agent for deposit in Spread Account     677,732.24   595,436.30   595,436.30
                                                                                                    0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               81,590,068.89
                    Class A Principal Distributions                                                     1,563,622.96
           Class A End of Period Principal Balance                                                     80,026,445.93

           Class B Beginning of Period Principal Balance                                                4,294,214.15
                    Class B Principal Distributable Amount                                                 82,295.95
           Class B End of Period Principal Balance                                                      4,211,918.20

Carryover Shortfalls After Current Distributions
Class B principal Carrryover Shortfall
the excess if any, of
     the sum of
           Class B Principal Distributable Amount                                                          82,295.95
           Class B Principal Carryover Shortfall                                                                0.00
     over
           amount actually distributed as principal                                                        82,295.95
                                                                                                  -------------------
                                                                                                                0.00
Class B Interest Carrryover Shortfall
the excess if any, of
     the sum of
           Class B Coupon Interest Amount                                                                  35,785.12
           Class B Interest Carryover Shortfall                                                                 0.00
     over
           amount actually distributed as interest                                                         35,785.12
                                                                                                  -------------------
                                                                                                                0.00
Class A principal Carrryover Shortfall
the excess if any, of
     the sum of
           Class A Principal Distributable Amount                                                       1,563,622.96
           Class A Principal Carryover Shortfall                                                                0.00
     over
           amount actually distributed as principal                                                     1,563,622.96
                                                                                                  -------------------
                                                                                                                0.00
Class A Interest Carrryover Shortfall
the excess if any, of
     the sum of
           Class A Interest Distributable Amount                                                          452,144.97
           Class A Interest Carryover Shortfall                                                                 0.00
     over
           amount actually distributed as interest                                                        452,144.97
                                                                                                  -------------------
                                                                                                                0.00

Deficiency Claim Amount
     (i)   Total Distribution Amount                                                                    3,002,972.13
     (ii)  Amounts payable pursuant to Section 4.6(c) (i) - (ix)                                        2,242,943.94
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Deficiency Claim Amount                                                                              0.00

Class B Deficiency
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      118,081.07
    (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          118,081.07
           If (i) is less than (ii), there is a Class B Deficiency                                                NO
           Class B Deficiency                                                                                   0.00


Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,353,000.00
                                  Purchased receivables more than 30 days delinquent                      200,035.48
                                                                                                  -------------------
                                  Total                                                                 7,553,035.48

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  102,940,305.86
                    Delinquency Ratio                                                                          7.34%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.34%
                           Delinquency Ratio for second preceding Determination Date                           5.37%
                           Delinquency Ratio for third preceding Determination Date                            3.21%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  5.31%       5.31%

                    Calculation of Default Rate (Current Period)
                           Default Amount
                                  Principal Balance of Defaulted Receivables                              775,737.38

                                                                                                  -------------------
                                  Total                                                                   775,737.38

                           Calculation of Average Principal Balance
                                  Aggregate Principal Balance at end of related Collection Pd.         84,238,364.13
                                  Aggregate Prin. Bal. at end of 2nd preceding Collection Pd.          85,884,283.04
                                                                                                  -------------------
                                                                                                       85,061,323.59

                    Default Rate                                                                              10.94%

                    Calculation of Average Default Rate
                           Default Rate for most recent Determination Date                                    10.94%
                           Default Rate for second preceding Determination Date                                3.56%
                           Default Rate for third preceding Determination Date                                 1.34%
                                                                                                  -------------------
                    Average Default Rate                                                                       5.28%

                    Calculation of Net Loss Ratio (Current Determination Date)
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of                    28,794.09
                                           Liquidated Receivables

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                (14,651.75)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                   14,142.34

                           Calculation of Average Principal Balance
                                  Aggregate Principal Balance at end of related Collection Pd.         84,238,364.13
                                  Aggregate Prin. Bal. at end of 2nd preceding Collection Pd.          85,884,283.04
                                                                                                  -------------------
                           Average Principal Balance                                                   85,061,323.59

                    Net Loss Ratio                                                                             0.20%
Calculations

                    Calculation of Average Loss Ratio
                           Net Loss Ratio for most recent Determination Date                                   0.20%
                           Net Loss Ratio for second preceding Determination Date                              0.00%
                           Net Loss Ratio for third preceding Determination Date                               0.00%
                                                                                                  -------------------
                    Average Loss Ratio                                                                         0.07%


     Spread Account
           Spread Account Cap
                           12.75% of Outstanding Certificate Balance                                                   10,740,391.43
                           15% of Outstanding Certificate Balance                                                      12,635,754.62
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                       -------------
                    Cap Amount                                                                         12,635,754.62

           Spread Account Floor
                           3.5% of the Initial Certificate Balance                                                      3,111,526.26
                           Outstanding Certificate Balance                                                             84,238,364.13
                           Minimum Floor                                                                                  100,000.00
                                                                                                                       -------------
                    Floor Amount                                                                        3,111,526.26

           Required Spread Account Amount                                                              12,635,754.62
           Beginning of Period Spread Account Balance                                                   4,871,244.58
           Spread Account Deposit (Withdrawal) from Current Distributions                                 677,732.24
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               7,086,777.80
           Earnings on Spread Account Balance                                                              18,101.59
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Ending Spread Account Balance                                                                5,567,078.41


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                         CONSUMER PORTFOLIO SERVICES, INC.

              By:
                       -------------------------------------------------------

              Name:                      Jeffrey P. Fritz
                       -------------------------------------------------------
              Title:      Senior Vice President - Chief Financial Officer
                       -------------------------------------------------------


   Current month excess servicing fee                              9.561%

                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                    11.30% Class B Asset-Backed Certificates
                                     REVISED

Distribution Date                                                       10/15/96
Collection Period                                                           9/96

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $794,434.73

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $309,490.47

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $484,944.26

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $17.65

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $6.88

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $10.77

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $52,995.83

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $27,472.45

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $25,523.38

           (j)      Scheduled Payments due in such Collection Period                                   $2,658,536.41

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $790,389.88

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $92,129,299.54

           (b)      The Certificates  Balance as of the close of business on the last day set forth above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $87,037,890.30

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9944592

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $63,841.13

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $2,456.78

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $0.73

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.03

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  4
                           Aggregate Purchase Amount                                                      $48,590.92

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $26,077.38

           (b)      Distributions (to) from Collection Account                                            $13,951.13
                    for Payaheads

           (c)      Interest earned on Payahead Balances                                                      $14.19

           (d)      Ending Payahead Account Balance                                                       $40,042.70

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,161,883.19
                           Spread Account Balance                                                      $3,292,317.42

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $67,791.94

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $10,154.42

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                 97
                           Aggregate Gross Amount                                                      $1,447,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  0
                           Aggregate Gross Amount                                                              $0.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          1.31%

           (b)      Average Delinquency Ratio                                                                  1.31%

           (c)      Average Default Rate                                                                       0.06%

           (d)      Average Loss Ratio                                                                         0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No

CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         1,004,500.93
     Lock Box NSF Items:                                                                                        0.00
     Transfers from (to) Payahead Account:                                                                (13,951.13)
     Collection Account Interest                                                                              277.81
     Payahead Account Interest                                                                                 14.19
     Total Collection Proceeds:                                                                           990,841.80
     For Distribution Date:                                                                                 10/15/96
     For Determination Date:                                                                                 10/8/96
     For Collection Period:                                                                                     9/96

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 92,129,299.54
                                  Principal portion of payments collected (non-prepayments)                            310,307.72
                                  Prepayments in full allocable to principal                                           151,569.00
                           Collections allocable to principal                                             461,876.72
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                         48,590.92
                    Total Principal                                                                       510,467.64

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    91,618,831.90

           Interest
                           Collections allocable to interest                                              480,082.16
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                        480,082.16

     Certificate Information
           Beginning of Period Class A Principal Balance                                               87,522,834.56
           Beginning of Period Class B Principal Balance                                                4,606,464.98

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   3,224,525.48
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            2,421.60
           Aggregate Payahead Balance                                                                      40,028.51
           Aggregate Payahead Balance for preceding Distribution Date                                      26,077.38
           Interest Earned on Payahead Balances                                                                14.19
           Scheduled Payments due in Collection Period                                                  2,658,536.41
           Scheduled Payments collected in Collection Period                                              790,389.88
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information

                                                            Aggregate Gross
                                                                 Amount
                                         # of Receivables    of Receivables
                                         ----------------    --------------
           31 - 59 days delinquent                   97        1,447,000.00
           60+ days delinquent                        0                0.00


     Purchased Receivables

                                                               Aggregate
                                                              Purchase Amt
                                         # of Receivables    of Receivables
                                         ----------------    --------------
                                                      4           48,590.92


     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          1,447,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of    the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                            48,590.92
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                      12,661.59

           Delinquency Ratio for second preceding Determination Date                                           0.00%
           Delinquency Ratio for third preceding Determination Date                                            0.00%

           Default Rate for second preceding Determination Date                                                0.00%
           Default Rate for third preceding Determination Date                                                 0.00%

           Net Loss Ratio for second preceding Determination Date                                              0.00%
           Net Loss Ratio for third preceding Determination Date                                               0.00%

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               941,958.88
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                48,590.92
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                        277.81
                           Investment earnings from Payahead Account                                           14.19
                                                                                                  -------------------
           Total Distribution Amount                                                                      990,841.80

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      310,307.72
                           Prepayments in full allocable to principal                                     151,569.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                         48,590.92
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                        510,467.64

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        510,467.64
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                          484,944.26
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                                484,944.26

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          87,522,834.56
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 19/360                    0.0527778
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 309,490.47

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        510,467.64
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 25,523.38

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,606,464.98
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date                               0.0527778
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         27,472.45

           Class B Excess Interest Amount
                    Total Distribution Amount                                                             990,841.80
                    minus
                    Class A Principal and Interest Distributable Amount                                   794,434.73
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                27,472.45
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 25,523.38
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     460.65
                    Standby Servicer distributions                                                          2,456.78
                    Servicer distributions                                                                 63,841.13
                    Collateral Agent distributions                                                            460.65
                    Reimbursement Obligations                                                              10,154.42
                                                                                                  -------------------
                                                                                                           66,037.61

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Principal Shortfall                                                           0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                                   Use      Source  act distributed    Source

(i)      Standby Fee                                                             2,456.78       0.00      0.00        25,523.38
         Servicing Fee (2.0%)                                                   61,419.53       0.00      0.00             0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)   2,421.60       0.00      0.00             0.00
         Unpaid Standby Fee from prior Collection Periods                            0.00       0.00      0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00       0.00      0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00       0.00      0.00
(iii)    Trustee Fee                                                               460.65       0.00      0.00
         Trustee's out-of-pocket expenses                                            0.00       0.00      0.00
         Unpaid Trustee Fee from prior Collection Periods                            0.00       0.00      0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods       0.00       0.00      0.00
(iv)     Collateral Agent Fee                                                      460.65       0.00      0.00
         Collateral Agent Expenses                                                   0.00       0.00      0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00       0.00      0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00       0.00      0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                 309,490.47       0.00      0.00
         Prior Month(s) Class A Carryover Shortfall                                  0.00       0.00      0.00
         Class A Interest Carryover Shortfall                                        0.00       0.00      0.00
         Interest on Interest Carryover from Prior Months                            0.00       0.00      0.00        25,523.38
         Current Month Class A Interest Carryover Shortfall                          0.00       0.00      0.00        25,523.38
         Class A Interest Distributable Amount                                 309,490.47       0.00      0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                   27,472.45       0.00      0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00       0.00      0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00       0.00      0.00
         Interest on Interest Carryover from Prior Months                            0.00       0.00      0.00
         Current Month Class B Interest Shortfall                                    0.00       0.00      0.00
         Adjusted Class B Interest Distributable Amount                         27,472.45       0.00      0.00
(v) (B)  Class A Principal Distributable Amount - Current Month                484,944.26       0.00      0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00       0.00      0.00
         Interest on Interest Carryover from Prior Months                            0.00       0.00      0.00
         Current Month Class A Principal Shortfall                                   0.00       0.00      0.00
         Class A Principal Distribution Amount                                 484,944.26       0.00      0.00
(vi)     Certificate Insurer Premium                                            10,154.42       0.00      0.00
         Certificate Insurer Premium Supplement                                      0.00       0.00      0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00       0.00      0.00
(vii)    Transition Expenses to successor Servicer                                   0.00       0.00      0.00
    (B)  Class B Principal Distributable Amount - Current Month Unadjusted      25,523.38       0.00      0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                   0.00       0.00      0.00
         Current Month Class B Principal Shortfall                                   0.00       0.00      0.00
         Adjusted Class B Principal Distributable Amount                        25,523.38       0.00      0.00
    (C)  Excess Interest Amount for Deposit in Spread Account                   66,037.61       0.00      0.00
                                                                                                0.00      0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               87,522,834.56
                    Class A Principal Distributions                                                       484,944.26
           Class A End of Period Principal Balance                                                     87,037,890.30

           Class B Beginning of Period Principal Balance                                                4,606,464.98
                    Class B Principal Distributable Amount                                                 25,523.38
           Class B End of Period Principal Balance                                                      4,580,941.60


Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            990,841.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   376,709.68
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                         614,132.12

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      614,132.12
     (ii)  Current  distribution  amounts  payable  pursuant to Section  4.6(c) (vi) and (x)               27,472.45
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                         586,659.67

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     586,659.67
     (ii) Current  distribution  amounts  payable  pursuant to Section  4.6(c)(i) and (v)B                484,944.26
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         101,715.41

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                               101,715.41
           Certificate Insurer Premium                                                                     10,154.42
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Amount Remaining for Further Distribution/(Deficiency)                                          91,560.99

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       91,560.99
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                         25,523.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          66,037.61


Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              1,447,000.00
                                  Purchased receivables more than 30 days delinquent                       48,590.92
                                                                                                  -------------------
                                  Total                                                                 1,495,590.92

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  114,324,310.12
                    Delinquency Ratio                                                                          1.31%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                1.31%
                           Delinquency Ratio for second preceding Determination Date                           0.00%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  1.31%       0.44%

                    Calculation of Default Rate (Current Period)
                           Default Amount
                                  Principal Balance of Defaulted Receivables                               12,661.59
                                                                                                  -------------------
                                  Total                                                                    12,661.59

                           Calculation of Average Principal Balance
                                  Aggregate Principal Balance at end of related Collection Pd.         91,618,831.90
                                  Aggregate Prin. Bal. at end of 2nd preceding Collection Pd.          92,129,299.54
                                                                                                  -------------------
                                                                                                       91,874,065.72

                    Default Rate                                                                               0.17%

                    Calculation of Average Default Rate
                           Default Rate for most recent Determination Date                                     0.17%
                           Default Rate for second preceding Determination Date                                0.00%
                           Default Rate for third preceding Determination Date                                 0.00%
                                                                                                  -------------------
                    Average Default Rate                                                                       0.06%

                    Calculation of Net Loss Ratio (Current Determination Date)
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of                         0.00
                                           Liquidated Receivables

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00

                           Calculation of Average Principal Balance
                                  Aggregate Principal Balance at end of related Collection Pd.         91,618,831.90
                                  Aggregate Prin. Bal. at end of 2nd preceding Collection Pd.          92,129,299.54
                                                                                                  -------------------
                           Average Principal Balance                                                   91,874,065.72

                    Net Loss Ratio                                                                             0.00%

                    Calculation of Average Loss Ratio
                           Net Loss Ratio for most recent Determination Date                                   0.00%
                           Net Loss Ratio for second preceding Determination Date                              0.00%
                           Net Loss Ratio for third preceding Determination Date                               0.00%
                                                                                                  -------------------
                    Average Loss Ratio                                                                         0.00%


     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       9,161,883.19
                           15% of Outstanding Certificate Balance                                                      13,742,824.79
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                     ---------------
                    Cap Amount                                                                          9,161,883.19

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             91,618,831.90
                           Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               9,161,883.19
           Beginning of Period Spread Account Balance                                                   3,224,525.48
           Spread Account Deposit (Withdrawal) from Current Distributions                                  66,037.61
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               5,871,320.10
           Earnings on Spread Account Balance                                                               1,754.33
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Ending Spread Account Balance                                                                3,292,317.42


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                  CONSUMER PORTFOLIO SERVICES, INC.

         By:
                  -------------------------------------------------------

         Name:                      Jeffrey P. Fritz
                  -------------------------------------------------------
         Title:      Senior Vice President - Chief Financial Officer
                  -------------------------------------------------------



  Current month excess servicing fee                        0.863%